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CINGULAR WIRELESS LLC
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EXHIBITS

                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Cingular Wireless LLC (the "Company") on Form 10-Q for the three months ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Stanley T. Sigman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






                                   By:  /s/ Stanley T. Sigman
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                                        Stanley T. Sigman
                                        President and Chief Executive Officer
                                        Date: November 6, 2003